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                                  SCHEDULE 14A                   File # 2-74436
                                                                 File # 811-3287

                     Information Required in Proxy Statement
                                REG. 240.14A-101

                            SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                    of 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                           NEW ALTERNATIVES FUND, INC.
                (Name of Registrant as Specified In Its Charter)


.................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the registrant)


Payment of Filing Fee ( Check the appropriate box):

[X]      No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies:

         .......................................................................
         (2) Aggregate number of securities to which transaction applies:

         .......................................................................
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the mount on which the filing fee is calculated and state how it was determined):

         .......................................................................
         (4) Proposed maximum aggregate value of transaction:

         .......................................................................


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         (5) Total fee paid:

         .......................................................................
[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously paid:

         .......................................................................
         (2) Form, Schedule or Registration Statement No.:

         .......................................................................
         (3) Filing Party:

         .......................................................................
         (4) Date Filed:

         .......................................................................














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                           NEW ALTERNATIVES FUND, INC.
            150 BROADHOLLOW ROAD, SUITE 306, MELVILLE, NEW YORK 11747


                                  SPECIAL PROXY
                                  -------------

             NOTICE OF SPECIAL JANUARY 15, 2004 SHAREHOLDER MEETING

      THIS IS A PROPOSAL TO INCREASE THE AUTHORITY OF OUR FUND TO INVEST A
            GREATER PERCENTAGE OF OUR NET ASSETS IN FOREIGN COMPANIES

WHERE AND WHEN: Notice is hereby given that the meeting of Shareholders (the "meeting") of New Alternatives Fund, Inc. (the "Fund") will be held at 150 Broadhollow Road, Melville, NY 11747 on January 15, 2004 at 1:00:P.M. for the following purpose:

ITEM 1. To consider and act upon a Proposal to Amend Item 16, (Investment Restrictions-Foreign Securities), of the Fund's Statement of Additional Information ("a fundamental investment policy") which presently restricts investments of more than 15% of assets in shares of foreign issuers. The proposed amendment would change any bylaw or limiting provisions. The new status, should it be approved, would allow up to 35% of the Fund's assets to be invested in securities of foreign issuers. The director's reasoning in support of this change is described on page three.

You are cordially invited to attend the meeting. Few of our shareholders ever make a physical appearance. Should you wish to come in person, try to let us know so that we can have some seating, coffee and doughnuts.

Shareholders who do not expect to attend the meeting in person are REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY in the envelope provided. The enclosed proxy is being solicited by the Directors of the Fund.

A large participation by proxy is required to effectuate the proposal. We strongly urge you to participate in the proxy voting.

Melville, N.Y.
Dated  October 23, 2003

Maurice L. Schoenwald
Secretary


*FOR INFORMATION ON HOW TO GET THERE; CALL THE OFFICE AT (800) 423-8383

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                                 PROXY STATEMENT

                           NEW ALTERNATIVES FUND, INC.
                150 BROADHOLLOW ROAD - MELVILLE, NEW YORK, 11747

                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Directors of New Alternatives Fund, Inc. (the "Fund"), a New York Corporation, to be voted at the 2004 Special meeting of Shareholders of the Fund (the "meeting"), to be held at 150 Broad hollow Road, Melville, New York 11747 on January 15, 2004 at 1:00 P.M. The approximate mailing date of this Proxy Statement is November 5, 2003.

All properly executed Proxies received prior to the meeting will be voted by the attending Directors, acting as proxies, at the meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions are to the contrary or marked "abstain", proxies will be voted for the proposed resolution.

Any proxy may be revoked by the shareholder at any time prior to the exercise thereof by giving notice to the Secretary of the Fund.

The Directors have fixed the close of business on October 23, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of October 23, 2003, the Fund had issued 1,501,839.018 shares. To the best knowledge of the Fund, there is no owner or beneficial owner of the Fund of more than five percent of its outstanding shares.

Management of the Fund knows of no business other than that mentioned in the Notice of Meeting which will be presented for consideration at the meeting.

A complete list of the shareholders of the Fund entitled to vote at the meeting will be available and open for the examination of any shareholder of the Fund for any purpose germane to the meeting during ordinary business hours from and after November 1,2003, at the office of the Fund, 150 Broadhollow Road, Melville, New York, 11747.

Copies of the Fund's Annual Report, the most recent Semi-annual Report, Prospectus and Statement of Additional Information and are available without charge by calling the Fund at 1 800 423 8383 or writing to the Fund at the address above.

PARTICULAR MAJORITY VOTE: This proposal is a change of fundamental Fund investment policy. It requires the vote of a majority of outstanding voting securities.

Section 13 (a) of the Investment Company Act of 1940 requires authorization by a vote of a majority of its outstanding voting securities to effect such a proposal.

The Investment Company Act also provides: "The vote of a majority of the outstanding

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securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called,

     (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 per cent of the outstanding voting securities of such company are present or represented by proxy; or

     (B) of more than 50 percent of the outstanding voting securities of such company, whichever is less."


                 THE RECOMMENDATIONS OF THE DIRECTORS CONCERNING
          PROPOSED CHANGES AS TO AUTHORIZING CERTAIN FOREIGN INVESTMENT

RELATED HISTORY: We are presently limited to investing not more than 15% of the Fund's assets in companies that are out of the United States. Prior to 1988 we could not invest in companies outside the United States. In that year the shareholders approved the 15% limitation at the suggestion of the Board of Directors. We have now reached a level of foreign investments close to 15% of assets. Approval of the proxy will allow the Fund to invest in securities of foreign issuers up to 35% of the Fund's assets.

WHY THE BOARD SEEKS CHANGE: It seems to the Board that there is a reduced interest by the administration of our government with clean energy and the environment. Despite many prior studies, the administration provides new environmental studies of global warming, alternative energy, clean air, clean water, preserving forests and coastal waters and rivers.

Despite this plethora of studies, there appears to be only modest progress. Some of our governmental policies are reducing protections previously provided for.

Other countries and companies within foreign countries are already persuaded that there are serious environmental problems which need to be addressed. They also see a market for their solutions.

For example, more new large wind turbines are coming out of Europe (Denmark). European countries are sponsoring ocean energy (tidal, wave energy) (Scotland) at a greater rate than the United States. Competitive solar cells are coming out of the Far East (Japan) and organic food products are profitable in Canada.

We seek more foreign investment opportunities to be made available to our Fund. For example, we expect that there may soon be opportunities to invest in companies involved with ocean energy.
The foreign countries appear to us have more experience in that developing area of technology.

The Fund's current foreign investments have shown reasonably good results in wind turbines, organic food and solar cells. Of course our orientation to alternate energy and the environment and our social concerns will remain the same.

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The expense of printing and mailing of the proxy and notice of proxy will be borne by the Fund. In order to obtain the necessary quorum (proxies) at the meeting, supplementary solicitation may be made by mail, telephone. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.


Dated: October 23, 2003
By order of the Directors
Melville, New York
Maurice L. Schoenwald, Secretary



NOTE: It has been a custom for many shareholders to include a note on the back of the proxy statement commenting on our investments or any other matter relevant to the Fund. We read all such notes with interest and discuss and consider them.

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{THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}
-------------------------------------------------------------

                          NEW ALTERNATIVES FUND, INC.
                   150 BROADHOLLOW ROAD, MELVILLE, N.Y. 11747


                                      PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS:

We prefer that you mark appropriate boxes in dark ink with an "X."

The undersigned shareholder hereby appoints The Board of Directors or any of them as Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated on this form all shares owned directly and or beneficially of New Alternatives, Fund, Inc. (the Fund) held of record by the undersigned on the 23rd of October 2003 at the special meeting of shareholders of the Fund to be held on January 15, 2004 at 1:00 P.M. or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no contrary direction is made, this proxy will be voted for the Proposal.

ITEM 1. AUTHORIZE THE FUND TO INVEST UP TO 35% OF ITS ASSETS IN SECURITIES OF FOREIGN ISSUERS AND TO MAKE THE NECESSARY OR APPROPRIATE CHANGES IN THE DOCUMENTS OF THE FUND.

FOR               AGAINST                 ABSTAIN
{ }                 { }                     { }

Please sign exactly as your name appears on the mailing. When shares are held by joint tenants both should sign. When signing as an attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: ..........................

X.........................................................
                         Signature

X.........................................................
                 Signature if held jointly


HELP US AVOID THE BURDEN OF CALLING SHAREHOLDERS AND SOLICITING VOTES TO MAKE A SUFFICIENT MAJORITY.

PLEASE REMEMBER TO SIGN, DATE AND RETURN THE PROXY, USING THE ENCLOSED ENVELOPE.

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                           NEW ALTERNATIVES FUND, INC.
                    150 BROADHOLLOW ROAD, MELVILLE, NY 11747

                                October 23, 2003

Dear Shareholder:


     Re: SOLICITATION FOR PROXY AUTHORIZING AN INCREASE IN FOREIGN INVESTMENT
         --------------------------------------------------------------------

We are enclosing a proxy. The Board of Directors has approved and supports the proxy. The formal document attached provides details.

We claim to be an environmental fund with serious interest in alternative energy, energy independence and social concerns.

It seems to us that there is a reduced interest by the administration of our government with such concerns.

Despite many prior studies, we have new environmental studies of global warming, alternative energy, clean air, clean water, preserving forests and coastal waters and rivers. Despite the plethora of studies, there appears to be only modest progress. Some of our governmental policies, viewed as protections of the environment, have been withdrawn.

Many other countries and companies within foreign countries are already persuaded that there are serious environmental problems which need to be addressed. They also see a market for their solutions.

The Fund presently has the privilege to invest up to 15% of the Fund's assets in foreign companies. We have already reached within a few dollars of a foreign investment of 15%. We seek to increase that to 35%.

For example, more new large wind turbines are coming out of Europe. European countries are sponsoring ocean energy (tidal, wave energy) at a greater rate than the United States. Competitive solar cells are coming out of the Far East.

To make this change, we are required to have a large vote. We hope you will share our view and vote.



Respectfully,


Maurice Schoenwald, Secretary